UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2015

US NUCLEAR CORP.

(Name of registrant in its charter)

Delaware	000-54617	45-4535739
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

7051 Eton Avenue

Canoga Park, CA 91303

 (Address of principal executive offices)

(818) 883 7043

 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

Representatives of US Nuclear Corp. will use the investor presentation (the “Investor Presentation”) attached hereto as Exhibit 99.2 with various meetings with investors from time to time.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Investor Presentation is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION
99.2	Investor Presentation
99.3	Press Release, November 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Nuclear Corp.

DATE: December 2, 2015	By:	/s/ Robert I. Goldstein
Robert I. Goldstein Chief Executive Officer & Chairman of the Board

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.2	Investor Presentation
99.3	Press Release, November 25, 2015

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